UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

 FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 12, 2019

 BK Technologies Corporation
 __________________________________________
  (Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
_________________________________ (Address of principal executive offices)	___________ (Zip Code)

   Registrant’s telephone number, including area code: (321) 984-1414

N/A
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Item 8.01
Other Events.

The 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”) of BK Technologies Corporation (the “Company”) will be held on Friday, July 12, 2019, at 9:00 a.m., local time, at the offices of Capital Wealth Advisors, 9130 Galleria Court, Third Floor, Naples, Florida 34109. The record date for determining stockholders entitled to notice of, and to vote at, the 2019 Annual Meeting was set by the Company’s Board of Directors as May 14, 2019.

Because the 2019 Annual Meeting will be held more than 30 days after the anniversary of the Company’s 2018 Annual Meeting of Stockholders, the Company is informing its stockholders of the revised deadlines for the submission of stockholder proposals. Any stockholder proposal to be considered for inclusion in the Company’s proxy materials for the 2019 Annual Meeting must be submitted to the Company a reasonable time before it begins to print and send proxy materials (that is, no later than close of business on April 28, 2019). In accordance with the Company’s bylaws, stockholder nominations of director candidates and stockholder proposals to be presented at the 2019 Annual Meeting of Stockholders, but not submitted for inclusion in the Company’s proxy materials, must be received by the Corporate Secretary of the Company at its principal executive offices no later than close of business on April 28, 2019. The bylaws specify the information that must accompany any such stockholder notices.

Important Information

This Current Report on Form 8-K may be deemed to be solicitation material in respect of the solicitation of proxies from stockholders in connection with the 2019 Annual Meeting. The Company will file a proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with the 2019 Annual Meeting. The proxy statement, any other relevant documents and other material filed with the SEC concerning the Company will be, when filed, available free of charge at www.sec.gov and on our website at www.bktechnologies.com. Copies may also be obtained, free of charge, by contacting the Company at (321) 984-1414. Stockholders are urged to read the proxy statement and any other relevant documents filed when they become available before making any voting decision because they will contain important information.

Participants in Solicitation

The Company, its directors and executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the 2019 Annual Meeting. Information about the Company’s directors and executive officers and their ownership of the Company’s stock is available in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2019 and in subsequent SEC filings on Form 8-K and Forms 4. Stockholders are advised to read the Company’s proxy statement for the 2019 Annual Meeting and other relevant documents when they become available before making any voting decision because they will contain important information. You can obtain free copies of these referenced documents as described above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: April 12, 2019	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer